
95
AVAILABLE
CITY OF
FREDERICKSBURG
0.9 MILES TO U.S. ROUTE 1
FUTURE COWAN BLVD. EXTENSION
COWAN BLVD.
MICROCELL TOWER
Fall Hill Avenue
WAL-MART
City of Fredericksburg
Spotsylvania County
UPTOWN
CENTRAL
PARK
Boulevard
Central Park
SHOPPER'S
TARGET DEPT STORE
LOWE'S
BEST BUY
BASSETT FURNITURE
SPORTS AUTHORITY
TRADE STREET
KEN HERMAN WAY
Carl D. Silver Parkway
RETAIL DRIVE
COMMERCE STREET
Greengate Avenue
(Route 3)
Plank Road
MARKET STREET
EXIT 130
SYLVANIA
UNTY
250 125 0 250 500 750
SCALE IN FEET